Exhibit 10.1

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into on October 18, 2017 by and between Zivo Bioscience, Inc. (f/k/a Health Enhancement Products, Inc.), a Nevada corporation, with its principal place of business at 2804 Orchard Lake Road, Suite 202, Keego Harbor, Michigan 48320 (hereinafter referred to as the “Company”), HEP Investments LLC, a Michigan limited liability company, with its principal place of business at 2804 Orchard Lake Road, Suite 205, Keego Harbor, Michigan 48320 (hereinafter referred to as “Lender”), and Strome Mezzanine Fund LP, a Delaware limited partnership, with its place of business at 100 Wilshire Blvd.; Suite 1750; Santa Monica, California, 90401 (hereafter referred to as “Strome”).

RECITALS:

A.The Company and Lender are party to that certain Registration Rights Agreement, dated December 1, 2011 (the “Original Agreement”).

B.In connection with the Original Agreement, Company and Lender entered into that certain Loan Agreement, dated December 1, 2011 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”).

C.On July 21, 2017, Strome purchased a participation in the Loan Agreement pursuant to, respectively, that certain Participation Agreement between Lender, Company and Strome dated July 21, 2017 (the “Participation Agreement”). In connection with the Participation Agreement, Strome were or will be (x) issued warrants to purchase shares of the Company’s Common Stock (the “Strome Warrants” and the Common Stock issued thereunder the “Strome Warrant Shares”) and (y) receiving shares of the Company’s Common Stock in connection with any conversion of the loan underlying their respective loan participations (“Strome Conversion Shares” and, with the Strome Warrant Shares, the “Strome Shares”).

D.The parties hereto wish to amend and restate the Original Agreement in its entirety with this Agreement in order to (i) include Strome as a signatory to this Agreement and add registration rights for the Strome Warrants and the Strome Shares, (ii) update information relating to the Company, the Lender and the registration rights of the Lender and (iii) make such further updates and amendments as may be set forth herein, in each case, upon the terms and conditions set forth herein.

E.In connection with the consummation of the transactions contemplated in the Loan Agreement (and the maintenance of credit thereunder) and the transactions contemplated by the Participation Agreements, the Company has agreed to enter into this Agreement in order to reaffirm or grant, as applicable, registration rights to Lender and Strome, as set forth below.

AGREEMENTS:

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

(a)“Commission” means the United States Securities and Exchange Commission, and any successor thereto.

(b)“Common Stock” means the Company’s common stock and any common stock or other securities of the Company or any successor entity which may be issued or distributed in respect of the common stock by way of stock dividend or stock split or other distribution, recapitalization, merger, conversion or reclassification.

(c)“Equity Security” shall have the meaning ascribed to such term in the rules and regulations of the Commission issued under the Securities Act.

(d)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder, as in effect from time to time.

(e)“Note” shall mean that certain Ninth Amended and Restated Senior Secured Convertible Promissory Note, in the face amount of up to $17,500,000.00 dated March 1, 2017 (as amended, restated or otherwise modified from time to time).

(f)“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

(g)“Registration Statement” means a registration statement in the form required to register the resale of Registrable Securities under the Securities Act and other applicable law, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(h)“Registration Expenses” means the expenses described in Section 5 below.

(i)“Registrable Securities” means (i) the shares of Common Stock issued to Lender as a fee pursuant to the Loan Agreement, (ii) the shares of Common Stock issued or issuable upon conversion of the Note, including, for the avoidance of doubt, the Strome Conversion Shares, (iii) the shares of Common Stock issued or issuable upon exercise of any Warrant; (iv) the Strome Warrants; and (v) any other shares of Common Stock or Warrants issued in respect of the shares of Common Stock or Warrants described in subparagraphs (ii), (iii) and (iv) above (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events), provided, however, that shares of Common Stock and Warrants which are Registrable Securities shall cease to be Registrable Securities upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Note or exercise of any Warrant even if such conversion or exercise has not yet occurred.

(j)“Rule 144” means Rule 144 (or any successor rule of similar effect) promulgated under the Securities Act.

(k)“Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder, as in effect from time to time.

(l)“Shareholders” means Lender, Strome and any persons or entities to whom the rights granted under this Agreement are transferred by Lender and/or Strome and their respective successors or assigns.

(m)“Warrant” means any Warrant to Purchase Common Stock issued to Lender and/or Strome by the Company.

2.Required Registrations.

(a)Subject to the conditions of this Section 2, at any time, Lender and/or Strome may request, in writing, that the Company effect the registration on Form S-1, or if available, Form S-3 (or any successor form) of Registrable Securities owned by such person. If Lender or Strome, as applicable, intends to distribute the Registrable Securities by means of an underwriting, it shall so advise the Company in its request of such intention and of its selection of an underwriter. In the event such registration is underwritten, the right of other Shareholders to participate shall be conditioned on such Shareholders’ participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Shareholders. Such Shareholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Registrable Securities as they may request in such notice of election, subject to the approval of the underwriter managing the offering. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration of all Registrable Securities which the Company has been requested to so register. If the managing underwriter or underwriters have not limited the number of securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the managing underwriter or underwriters so agree and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be decreased. If the managing underwriter or underwriters have limited the number of securities to be underwritten, the Company will include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro-rata among the respective holders thereof on the basis of the number of Registrable Securities that each holder has requested to be included in such registration (with any applicable Warrants constituting Registrable Securities included in such calculation assuming they have been exercised, but without duplication of any Common Stock that may be received in connection with such actual or assumed exercise).

(b)At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), any Shareholder may request the Company, in writing, to effect the registration of its Registrable Securities on Form S-3 (or such successor form), of Registrable Securities having an aggregate offering price of at least $100,000 (based on the current public market price). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Shareholders. Such Shareholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Registrable Securities as such Shareholders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration of all Registrable Securities which the Company has been requested to register.

(c)The Company shall not be required to effect more than three registrations pursuant to Section 2(a) above, but there shall be no numerical limitation on the number of registrations that the Company shall be required to effect pursuant to Section 2(b) above; provided, Lender shall exercise no more than two demands pursuant to Section 2(a), and Strome will exercise no more than one demand pursuant to Section 2(a).

(d)If at the time of any request to register Registrable Securities pursuant to this Agreement, the Company is engaged in any activity which, in the good faith determination of the Board, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of three months from the effective date of such offering or the date of commencement of such other material activity, as the case may be.

3.Incidental Registration.

(a)Whenever the Company proposes at any time to file a Registration Statement that contemplates the sale of Common Stock or Warrants or other Equity Security and is on a form which would allow registration of the Registrable Securities, it will, prior to such filing, give written notice to all Shareholders of its intention to do so and, upon the written request of the Shareholders given within ten (10) days after the Company provides such notice, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested by such Shareholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Shareholders; provided, however, that the Company shall have the right to postpone or withdraw any registration proposed pursuant to this Section 3(a) without obligation to any Shareholder.

(b)In connection with any offering under Section 3(a) involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Securities which the holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Securities which the managing underwriter believes may be sold without causing such material adverse effect, but in no event shall the amount of Registrable Securities included in the offering be reduced below 25% of the total amount of securities included in the offering. If the number of Registrable Securities to be included in the underwriting in accordance with the foregoing is less than the total number of securities which the holders of Registrable Securities have requested to be included, then the holders of Registrable Securities who have requested registration shall participate in the underwriting pro-rata on the basis of the number of Registrable Securities that the holders have requested to be so included (with any applicable Warrants constituting Registrable Securities included in such calculation assuming they have been exercised, but without duplication of any Common Stock that may be received in connection with such actual or assumed exercise).

4.Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

(a)File with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause that Registration Statement to become and remain effective; provided, however, that, before filing a Registration Statement or any amendment or supplement thereto, the Company will furnish to both (x) the Shareholders who have provided any information which will be directly or indirectly incorporated into the Registration Statement and (y) counsel selected by the holders of a majority of the Registrable Securities covered by such Registration Statement (or selected by the applicable Shareholder in the manner described in Section 5, in the case of a registration demanded under Section 2(a) hereof) copies of all such documents proposed to be filed, which documents will be subject to the review and approval of such counsel (who, for the avoidance of doubt, shall represent all holders of the applicable Registrable Securities);

(b)As expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than six months from the effective date or such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the sellers thereof;

(c)As expeditiously as possible furnish to each selling Shareholder such reasonable number of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Shareholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the selling Shareholder;

(d)As expeditiously as possible use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such states as the selling Shareholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Shareholders to consummate the public sale or other disposition within such states of the Registrable Securities owned by the selling Shareholders; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation in any jurisdiction, execute a general consent to service of process in any jurisdiction, or subject itself to taxation in any jurisdiction;

(e)Use its best efforts to cause the Registrable Securities (other than Warrants) to be listed on the principal securities exchange on which similar securities of the Company are then listed, if any, if the listing of such shares is then permitted under the rules of such exchange;

(f)Enter into such customary agreements (including an underwriting agreement in customary form, including customary representations, warranties, covenants, conditions and indemnities) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(g)At the request of any underwriter in connection with an underwritten offering, the Company will furnish an opinion of counsel, addressed to the underwriters, covering such customary matters as the managing underwriters may reasonably request and (ii) a comfort letter or comfort letters (and updates thereof) from the Company’s independent public accountants covering such customary matters as the managing underwriters may reasonably request;

(h)Provide a CUSIP number, registrar and transfer agent for the Registrable Securities included in any Registration Statement not later than the effective date of such Registration Statement;

(i)During the period when the Prospectus is required to be delivered under the Securities Act, file all documents required to be filed with the Commission pursuant to the Exchange Act in accordance with the provisions of the Exchange Act and the rules and regulations promulgated thereunder;

(j)Use best efforts to cause the Registrable Securities (other than Warrants) included in any Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed; and

(k)Notify each seller of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

5.Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration is withdrawn at the request of the Shareholder demanding such registration under Section 2(a) (other than as a result of information concerning the business or financial condition of the Company which is made known to the applicable Shareholder after the date on which such registration was demanded) and if the demanding Shareholder elects not to have such registration counted as a registration demanded under Section 2(a), the requesting Shareholder (i.e., Lender or Strome) shall pay the Registration Expenses of such withdrawn registration. For purposes of this Section 5, the term “Registration Expenses” shall mean all costs and expenses incident to the Company’s performance of, or compliance with, this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees of accountants for the Company, fees and disbursements of counsel for the Company and the fees and expenses (not in excess of $20,000) of one counsel selected by the selling Shareholders to represent the selling Shareholders (as reasonably selected by the Shareholder making the demand, in the case of registrations demanded under Section 2(a)), state securities or blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions or any other brokerage or underwriting fees and expenses and the fees and expenses of the selling Shareholders’ own counsel (other than the one counsel selected to represent all selling Shareholders).

6.Indemnification.

(a)In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Securities, each underwriter of such Registrable Securities, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, subject to Section 6(c) below, the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based solely upon (i) any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof, or (ii) the failure of such seller to deliver copies of the prospectus in the manner required by the Securities Act (provided that the Company has delivered to such seller such most recent prospectus, as supplemented or amended).

(b)In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each seller of Registrable Securities, severally (and not jointly or jointly and severally), will indemnify and hold harmless the Company, each of its directors and officers and each underwriter, if any, and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement.

(c)Each party entitled to indemnification under this Section 6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) within a reasonable period of time after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought (but failure to so notify the Indemnifying Party shall not relieve such Indemnifying Party from any liability hereunder to the extent it is not materially prejudiced thereby), and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be withheld unreasonably). The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party in the defense of any such claim or litigation shall, except with the prior written consent of each relevant Indemnified Party, consent to entry of any judgment or enter into any settlement which (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation or (y) includes any admission of wrongdoing or fault by the Indemnified Party, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party (not to be unreasonably withheld).

(d)If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an Indemnified Party or insufficient to hold such party harmless as contemplated by the preceding clauses (a) and (b), then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of the loss, claim, damage, liability or expense in the proportion as is appropriate to reflect (i) the relative fault of the Indemnified Party and the Indemnifying Party, and (ii) any other relevant equitable considerations.

(e)The indemnities provided in this Section 6 shall survive any Shareholder’s transfer of any Registrable Securities.

7.Participation in Underwritten Registrations. No Shareholder may participate in any registration hereunder which is underwritten unless such Shareholder (a) agrees to sell such Shareholder’s securities on the basis provided in any underwriting arrangements approved by the party entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8.Information.

(a)Each holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing if it is required in connection with any registration, qualification or compliance referred to in this Agreement.

(b)In furtherance of their rights hereunder, upon the reasonable advance request of a Shareholder having demand rights under Section 2(a), and at such Shareholder’s expense, such Shareholder (or a designee thereof) may visit the offices and/or operations of the Company during normal business hours and obtain and inspect (including by making copies of) the books and records of the Company and review documents, files and information regarding the affairs of the Company; provided, the Company shall not be required to disclose any (x) information upon which the Company reasonably wishes to maintain attorney-client privilege or (y) information for which the disclosure thereof would be unlawful or risk a potential claim against or liability to the Company.

9.Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Shareholders holding at least a majority of all Registrable Securities, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to demand that his, her or its securities be included in any registration filed under Section 2 or Section 3.

10.Rule 144 Requirements. The Company agrees to:

(a)Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)Furnish to any holder of Registrable Securities upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 (at any time after ninety (90) days following the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly reports of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of Rule 144 or any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

11.Notices. Any and all notices provided for in this Agreement shall be given in writing by registered or certified mail, return receipt requested and shall be deemed to have been given when mailed, and shall be addressed to the parties at the addresses indicated above or to such other address as the respective parties may designate by notice to the others in writing.

12.Entire Agreement. This Agreement contains the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and representations. No addition or modification to this Agreement is valid unless made in writing and signed by the parties hereto.

13.Waiver of Jury Trial. THE COMPANY ACKNOWLEDGES THAT IT MAY HAVE A CONSTITUTIONAL RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY CLAIM, DISPUTE OR LAWSUIT ARISING BETWEEN THE COMPANY, THE LENDER, AND THE OTHER SHAREHOLDERS BUT THAT SUCH RIGHT MAY BE WAIVED. IN THIS COMMERCIAL MATTER, THE COMPANY BELIEVES THAT IT IS IN ITS BEST INTEREST TO WAIVE SUCH RIGHT. ACCORDINGLY, THE COMPANY DOES HEREBY WAIVE SUCH RIGHT TO A JURY TRIAL.

14.Controlling Law; Jurisdiction. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Michigan. The Company expressly submits to the jurisdiction and venue in the federal or state courts of the State of Michigan by process served by mail on the Company at the address set forth above.

15.Specific Performance. The parties agree that, to the extent permitted by law (a) the obligations imposed on them in this Agreement are special, unique and of an extraordinary character and that in the event of a breach by any such party damages would not be an adequate remedy, and (b) each of the other parties shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

16.Construction and Interpretation. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Company, the Lender and the other Shareholders and their respective agents have participated in the preparation hereof.

17.Counterparts and Facsimile Signatures. This Agreement may be executed in any number of counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Copies (whether facsimile, photostatic or otherwise) of signatures to this Agreement shall be deemed to be originals and may be relied on to the same extent as the originals.

18.Amendment and Restatement. This Agreement amends and restates the Original Agreement in its entirety as of the date hereof; provided, to the extent consistent with this Agreement, the Original Agreement shall remain in full force and effect, and any such consistent terms set forth in this Agreement shall be deemed to be a continuation and reaffirmation of such consistent terms set forth in the Original Agreement.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

COMPANY:

ZIVO BIOSCIENCE, INC.,

a Nevada corporation

By: /s/ Philip M. Rice

Philip M. Rice

Its: Chief Financial Officer

LENDER:

HEP INVESTMENTS LLC,

a Michigan limited liability company

By: /s/ Laith Yaldoo

Laith Yaldoo

Its: Manager

STROME:

STROME MEZZANINE FUND LP

By: /s/ Mark Strome

Mark Strome

President and CEO of Strome Investment Management LP,

its general partner

[Signature Page to Registration Rights Agreement]